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                                                  Filing pursuant to Rule 497(e)


              [GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC LETTERHEAD]



                                 August 6, 1998


Dear GMO Trust Shareholder:

The last sentence of footnote 4 on page 12 of the GMO Trust Prospectus dated June 30, 1998 incorrectly states that the purchase premium or redemption fee for in-kind purchases and redemptions and for certain other in-kind transfers in the GMO Emerging Markets Fund and GMO Evolving Countries Fund will be reduced by 50%. The last sentence of the footnote should read as follows:

     In addition, except for the Emerging Markets Fund and the Evolving Countries Fund, the purchase premium or redemption fee for this Fund will be reduced by 50% if the purchaser makes an in-kind purchase of Fund shares or if the purchase or redemption is part of a transfer from or to another Fund where the Manager is able to transfer securities among the Funds to effect the transaction.

We regret any inconvenience this may have caused.


                                        Grantham, Mayo, Van Otterloo & Co. LLC